UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2023

SYNLOGIC, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37566	26-1824804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney St. Suite 402
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 401-9975

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SYBX	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2023, Michael Jensen, Chief Financial Officer of Synlogic, Inc. (the “Company”) resigned from his role as Chief Financial Officer of the Company, effective December 1, 2023 (the “Departure Date”).

Mr. Jensen’s departure is not the result of any disagreement with the Company on any matter related to the Company's operations, policies or procedures.

In connection with Mr. Jensen’s resignation, on November 13, 2023, Mr. Jensen and the Company entered into a voluntary separation agreement and release of claims (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, Mr. Jensen will resign as an officer and employee of the Company effective at the close of business on December 1, 2023. Mr. Jensen will assist the Company through the Departure Date in the transition of work in connection with his duties as Chief Financial Officer of the Company.

In consideration for, among other things, his compliance with certain restrictive covenants, including customary non-compete and non-solicitation covenants, and a typical release of claims, Mr. Jensen shall receive a lump-sum payment equal to $149,178 in lieu of any other bonus that Mr. Jensen would be eligible for the fiscal year ending December 31, 2023. Mr. Jensen is also entitled to continued health insurance coverage for up to six months following the Departure Date.

The foregoing description of the material terms of the Separation Agreement is qualified in its entirety by the full text of the Separation Agreement, a copy of which will be filed as an exhibit to the Company’s annual report on Form 10-K for the year ending December 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 17, 2023	Synlogic, Inc.
	By:	/s/ Aoife Brennan
	Name: Title:	Aoife Brennan President and Chief Executive Officer